UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

January 16, 2014

Date of Report (Date of earliest event reported)

MTR GAMING GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-20508	84-1103135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification. No.)

State Route 2 South, P.O. Box 356, Chester, West Virginia	26034
(Address of principal executive offices)	(Zip Code)

(610) 208-0966

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 16, 2014, MTR Gaming Group, Inc. (the “Company”) and Narciso A. Rodriguez-Cayro, the Company’s Vice President for Regulatory Affairs, General Counsel and Secretary, mutually agreed that Mr. Rodriguez-Cayro would resign from the Company to pursue other opportunities.  Mr. Rodriguez-Cayro’s resignation will be effective January 31, 2014.

In connection with his departure, on January 16, 2014, the Company entered into a Confidential Separation Agreement and General Release (the “Rodriguez-Cayro Separation Agreement”) with Mr. Rodriguez-Cayro, which contains substantially the same rights and obligations as are provided for under his employment agreement.  Pursuant to the Rodriguez-Cayro Separation Agreement, the Company will (a) pay his base salary in equal installments for 12 months, (b) pay a lump sum equal to his accrued and unused vacation, (c) continue his coverage under the Company’s group medical, dental and vision benefit plans and life insurance for 12 months, (d) pay his 2013 bonus, if one is owed, and (e) vest his outstanding and unvested restricted stock units.  Additionally, if the previously disclosed mergers between the Company and Eldorado HoldCo LLC (collectively, the “Transactions”) are consummated (the “Closings”), (i) Mr. Rodriguez-Cayro will receive a lump sum payment from the Company equal to six-months’ current base salary if the Closings occur during 2014, and (ii) the Company will vest, upon the Closings, all outstanding, but unvested, stock options and all outstanding, but unvested, long-term incentive cash units.  Under the Rodriguez-Cayro Separation Agreement, Mr. Rodriguez-Cayro and the Company also granted each other general releases and agreed to mutual non-disparagement covenants.  Mr. Rodriguez-Cayro remains subject to his confidentiality, non-solicitation and non-competition obligations contained in his employment agreement.

A copy of the Separation Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein. The foregoing description of the Separation Agreement is qualified in its entirety by reference to Exhibit 10.1.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits.

10.1	Confidential Separation Agreement and General Release, dated January 16, 2014, between MTR Gaming Group, Inc. and Narciso A. Rodriguez-Cayro.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTR GAMING GROUP, INC.

Dated: January 23, 2014

	By:	/s/ John W. Bittner, Jr.
John W. Bittner, Jr.
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Confidential Separation Agreement and General Release, dated January 16, 2014, between MTR Gaming Group, Inc. and Narciso A. Rodriguez-Cayro